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                                                                    EXHIBIT 99.4


[Exelon logo]

Midwest Generation PPA Options

In 2002, we released 4,411 MWs of Midwest Gen options; in 2003, we have 3,043 MWs of options to exercise or release for 2004.


                       -------------------------------------- ------------------ ------------------- ------------------
                                   Coal PPA (MWs)              Collins PPA (MWs)  Peakers PPA (MWs)      Total (MWs)
                      --------------------------------------
                           Non-option         Option
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
   2002 Capacity                      5,645                       2,698                807                9,150
--------------------- -------------------------------------- ------------------ ------------------- ------------------
                            1,696              3,949
                      --------------------------------------
   2002 Decision                  Released 2,684              Released 1,614        Released 113      Released 4,411
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
   2003 Capacity                      2,961                        1,084               694                4,739
--------------------- -------------------------------------- ------------------ ------------------- ------------------
                            1,696              1,265
      Pending         --------------------------------------  May release up    May release up to    May release up
   2003 Decision            May release up to 1,265             to 1,084              694              to 3,043
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
   Projected 2004                 1,696 - 2,961                  0 - 1,084           0 - 694          1,696 - 4,739
      Capacity
--------------------- -------------------------------------- ------------------ ------------------- ------------------
Note: All Midwest Gen contracts expire after 2004.
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